UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 22, 2007

CERIDIAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota 55425
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (952) 853-8100

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The statements contained in this report that are not historical in nature are forward-looking statements based on current expectations and assumptions, and entail various risks and uncertainties, such as the condition of the financing markets, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important factors known to Ceridian Corporation (the “Company”) that could cause such material differences are identified and discussed from time to time in the Company’s filings with the Securities and Exchange Commission, including matters arising from the proposed merger involving the Company and affiliates of Thomas H. Lee Partners, L.P. and Fidelity National Financial, Inc., the SEC investigation, the prior restatements of our financial statements, the pending shareholder litigation and those factors which are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007, which factors are also incorporated herein by reference.

The Company undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any future disclosure the Company makes on related subjects.

Item 2.02. Results of Operations and Financial Condition.

On October 22, 2007, the Company issued a press release announcing the Company’s third quarter 2007 results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on May 30, 2007, the Company, Foundation Holdings, Inc., a Delaware corporation, and Foundation Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Foundation Holdings, entered into an Agreement and Plan of Merger (as amended on July 30, 2007, the “Merger Agreement”). Foundation Holdings, Inc. and Foundation Merger Sub, Inc. are affiliates of Thomas H. Lee Partners, L.P. and Fidelity National Financial, Inc.

On October 22, 2007, a preliminary offering memorandum will be distributed to potential investors relating to a proposed private placement of $1.3 billion in aggregate of senior cash-pay notes, senior toggle notes and senior subordinated notes in connection with the pending acquisition of the Company, as described under Item 8.01 below. Attached hereto as Exhibit 99.2 are excerpts from the preliminary offering memorandum, which excerpts are incorporated in this Item 7.01 by reference.

The information contained in this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Exchange Act.

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The offering of the notes will not be registered under the Securities Act, and the notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The information contained in this report is neither an offer to sell nor the solicitation of an offer to buy the notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale is unlawful.

Item 8.01. Other Events.

On October 22, 2007, the Company issued a press release announcing that Foundation Merger Sub, Inc. intends to offer up to $1.3 billion of notes in connection with the pending acquisition of the Company by affiliates of Thomas H. Lee Partners, L.P. and Fidelity National Financial, Inc. The consummation of the notes offering is subject to market and other conditions including, without limitation, the closing of the pending acquisition of the Company. A copy of the press release is attached hereto as Exhibit 99.3.

The offering of the notes will not be registered under the Securities Act, and the notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The information contained in this report is neither an offer to sell nor the solicitation of an offer to buy the notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale is unlawful.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release entitled “Ceridian Reports Third Quarter 2007 Results,” dated October 22, 2007

99.2	Regulation FD Disclosure

99.3	Press Release entitled “Ceridian Corporation Announces Offering of up to $1,300,000,000 of Notes,” dated October 22, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION
/s/ Gary M. Nelson
Gary M. Nelson
Executive Vice President, Chief Administrative
Officer, General Counsel and Corporate Secretary

Dated: October 22, 2007

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Exhibit Index

99.1	Press Release entitled “Ceridian Reports Third Quarter 2007 Results,” dated October 22, 2007

99.2	Regulation FD Disclosure

99.3	Press Release entitled “Ceridian Corporation Announces Offering of up to $1,300,000,000 of Notes,” dated October 22, 2007